UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2024 (June 10, 2024)

FORMATION MINERALS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-41209	87-2406468
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 67

Jacksboro, Texas 76458

(Address of Principal Executive Offices) (Zip Code)

(972) 217-4080

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4I under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and the “Company” refer to Formation Minerals, Inc., a Nevada corporation, unless the context indicates otherwise.

Item 1.01 Entry into a Material Definitive Agreement

On June 10, 2024, the Company entered into a Securities Purchase Agreement (“Purchase Agreement”) with GHS Investments LLC, a Nevada limited liability company (“GHS”), for the purchase of up to 250 shares of the Company’s Class B Convertible Preferred Stock, par value $0.01 per share (the “Class B Preferred Stock”), in a private placement at $1,000 per share, for aggregate gross proceeds of up to $250,000 (the “Financing”).

Pursuant to the Purchase Agreement (i) effective June 10, 2024, the Company issued and sold 50 shares of the Class B Preferred Stock (the “Initial Shares”) to GHS for an aggregate of $50,000 in gross proceeds (the “Initial Closing”) and issued to GHS 100 shares of the Class B Preferred Stock (the “Commitment Shares”) as an equity incentive for the purchase of the shares of Class B Preferred Stock pursuant the Purchase Agreement, including the potential issuance and sale of the Commitment Shares (as defined below), and (ii) GHS agreed to purchase at one or more times, up to an aggregate of 200 shares of the Class B Preferred Stock (the “Additional Shares”, together with the Initial Shares and Commitment Shares, the “Shares”) at the same purchase price per share at any time prior to the one year anniversary of the date of the Purchase Agreement, subject to the satisfaction or waiver of the conditions described below (the “Additional Closings”). The Company intends to use the net proceeds from the issuance and sale of the Initial Shares and the Additional Shares for general working capital purposes.

The Purchase Agreement contains customary events of defaults, representations and warranties and closing conditions for a transaction of this type. In addition, the Additional Closings are subject to the satisfaction or waiver of certain conditions, including that: (i) there are no uncured Events of Defaults (as defined in the Purchase Agreement); (ii) the closing price of the shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), for each of the thirty (30) Trading Days (as defined in the Purchase Agreement) prior to the date of such Additional Closing exceeds $0.01; and (iii) there remains an effective registration statement available to GHS for the resale of the shares of Common Stock issuable upon conversion of the Shares (the “Conversion Shares”). Further, pursuant to the Purchase Agreement, if the Company and GHS are contemplating an Additional Closing, and each of (i) through (iii) above are met, other than (iii) as to the trading volume, then GHS will only be obligated to purchase at such Additional Closing a number of shares of Class B Preferred Stock which are convertible into two hundred percent (200%) of the average daily trading volume of the shares of Common Stock for the ten (10) trading days immediately preceding the date of such Additional Closing.

Further, pursuant to the Purchase Agreement, the Company must use its best efforts to file a registration statement within 30 calendar days from the Initial Closing to register the resale of the Conversion Shares use its reasonable best efforts to have such registration statement declared effective by the Securities and Exchange Commission within 60 calendar days from its filing and to have such registration statement or any replacement registration statement remain effective until such time as GHS no longer holds any such securities.

Placement Agency Agreement

Also on June 10, 2024, in connection with the Financing, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Icon Capital Group LLC (the “Placement Agent”), pursuant to which the Placement Agent agreed to act as placement agent on a “reasonable best efforts” basis in connection with the Financing. Pursuant to the Placement Agency Agreement, the Company agreed to pay the Placement Agent a fee equal to 2.0% of the aggregate gross proceeds raised in the Financing. In connection with the Initial Closing, the Company paid the Placement Agent $1,000.

The Placement Agency Agreement contains customary events of defaults, representations and warranties and closing conditions for a transaction of this type.

The foregoing descriptions of the Purchase Agreement and Placement Agency Agreement are not complete and are subject to and qualified in their entirety by reference to the full text of Purchase Agreement and the Placement Agency Agreement, copies of which are filed herewith as Exhibit 10.1 and 99.1, respectively, and incorporated herein by reference.

 Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The Shares were issued and sold, and the Conversion Shares will be issued, in reliance upon the exemption from registration provided in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 12, 2024, the Company filed a certificate of correction (the “Certificate of Correction”) to the Company’s Certificate of Designation of Preferences, Rights and Limitations of the Class B Convertible Preferred Stock of SensaSure Technologies Inc. (now known as Formation Minerals, Inc.), dated May 9, 2024, to correct certain typographical errors.

The foregoing description of the Certificate of Correction is not complete and is subject to and qualified in its entirety by reference to the full text of Certificate of Correction, a copy of which is filed herewith as Exhibit 4.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibits

4.1	Certificate of Correction, filed June 12, 2024, to the Certificate of Designation of Preferences, Rights and Limitations of the Class B Convertible Preferred Stock of SensaSure Technologies Inc. (now known as Formation Minerals, Inc.), dated May 9, 2024.

10.1	Securities Purchase Agreement, dated as of June 10, 2024, by and between Formation Minerals, Inc. and GHS Investments LLC.*

99.1	Placement Agency Agreement, dated as of June 10, 2024, by and between Formation Minerals, Inc. and Icon Capital Group, LLC.

104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

*	In accordance with Rule 601(b)(2) of Regulation S-K, the related disclosure schedules have not been filed. The Company agrees to furnish supplementally a copy of any such disclosure schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2024

FORMATION MINERALS, INC.

By:	/s/ Scott A. Cox
Scott A. Cox
President, Chief Executive Officer and Chief Financial Officer

3